UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2011

OCEAN SHORE HOLDING CO.
(Exact name of registrant as specified in its charter)

New Jersey	000-53856	80-0282446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Asbury Avenue, Ocean City, New Jersey 08226
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (609)399-0012

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Amendment No. 1 amends the Current Report on Form 8-K filed on August 1, 2011 by Ocean Shore Holding Co. to include the financial statements and unaudited pro forma financial information referred to in Item 9.01(a) and (b) below relating to the acquisition by Ocean Shore Holding Co. of CBHC Financialcorp, Inc.

Item 9.01   Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of CBHC Financialcorp, Inc. as of December 31, 2010 and 2009 and for each of the two years in the period ended December 31, 2010 are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited consolidated financial statements of CBHC Financialcorp, Inc. as of  June 30, 2011, and for the six months ended June 30, 2011 are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Consolidated Financial Information reflecting the recently completed acquisition by Ocean Shore Holding Co. of CBHC Financialcorp, Inc. are attached hereto as exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits

Number	Description

23.1	Consent of ParenteBeard LLC

99.1	Consolidated Financial Statements of CBHC Financialcorp, Inc. as of December 31, 2009 and 2010, and for each of the two years in the period ended December 31, 2010.

99.2	Unaudited Consolidated Financial Information of CBHC Financialcorp, Inc. as of June 30, 2011, and for the six months ended June 30, 2011.

99.3	Unaudited Pro Forma Condensed Combined Consolidated Financial Information of Ocean Shore Holding Co. and CBHC Financialcorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN SHORE HOLDING CO.
(Registrant)

Date: October 14, 2011	By:	/s/ Steven E. Brady
Steven E. Brady
President and Chief Executive Officer